EXHIBIT 23











INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in Registration
Statement No. 33-16201 on Form S-8 of our report dated March 29,
1996, appearing in this Annual Report on Form 10-K of The Deltona
Corporation for the year ended December 31, 1995.




DELOITTE & TOUCHE LLP

Certified Public Accountants
Miami, Florida
March 29, 1996